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                                                                    EXHIBIT 10.3


              SEVENTH SPECIAL FACILITY SUPPLEMENTAL LEASE AGREEMENT

                                 BY AND BETWEEN

                     MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                       AND

                           FEDERAL EXPRESS CORPORATION


                            DATED AS OF JUNE 1, 2002

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                                TABLE OF CONTENTS

SECTION 1.   Definitions............................................................1
SECTION 2.   Term of Lease..........................................................2
SECTION 3.   Rental.................................................................2
SECTION 4.   Prepayment of Certain Rentals..........................................2
SECTION 5.   Series 2002 Bonds......................................................3
SECTION 6.   Special Covenants of the Lessee........................................3
SECTION 7.   Tax Covenant...........................................................3
SECTION 8.   Lease Still in Effect; Provisions Thereof Applicable to
               this Seventh Supplemental Lease......................................3
SECTION 9.   Descriptive Headings...................................................3
SECTION 10.  Effectiveness of this Seventh Supplemental Lease.......................3
SECTION 11.  Execution of Counterparts..............................................3

                                        i
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                            SEVENTH SPECIAL FACILITY
                          SUPPLEMENTAL LEASE AGREEMENT

          THIS SEVENTH SPECIAL FACILITY SUPPLEMENTAL LEASE AGREEMENT (this "Seventh Supplemental Lease") dated as of the first day of June 2002, by and between the MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (the "Lessor"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (the "Lessee"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee;

                                   WITNESSETH:

          WHEREAS, Lessor and Lessee on August 21, 1979, entered into a Special Facility Lease Agreement dated as of August 1, 1979 (as heretofore amended and supplemented by the Supplemental Leases (defined below), the "Lease");

          WHEREAS, Lessor and Lessee have amended and supplemented the Lease by First, Second, Third, Fourth, Fifth and Sixth Special Facility Supplemental Lease Agreements dated as of May 1, 1982, November 1, 1982, December 1, 1984, July 1, 1992, July 1, 1997 and December 1, 2001, respectively (said First, Second, Third, Fourth, Fifth and Sixth Special Facility Supplemental Lease Agreements being referred to herein, collectively, as the "Supplemental Leases"); and

          WHEREAS, Lessor and Lessee have agreed to further supplement the Lease to reflect a change in rentals resulting from the current refunding of the Lessor's Special Facilities Revenue Bonds, Refunding Series 1992 (Federal Express Corporation) issued to refund bonds originally issued to finance facilities and equipment for inclusion in the Special Facility, as defined in the Lease;

          NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Lessor and Lessee do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

          SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Seventh Supplemental Lease which are defined in the Lease shall, for all purposes of this Seventh Supplemental Lease, have the respective meanings given to them in the Lease.

          Unless the context shall clearly require otherwise, the following terms shall, for all purposes of the Lease and of any agreement amendatory or supplemental thereto (including for all purposes this Seventh Supplemental Lease) have the meanings herein specified, with the following definitions to be equally applicable to both the singular and plural forms of any of the terms herein defined:

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     (a)  EIGHTH SUPPLEMENTAL INDENTURE. The term "Eighth Supplemental
          Indenture" shall mean the Eighth Supplemental Indenture dated as of June 1, 2002, by and between the Lessor and the Trustee amending and supplementing the Indenture, as amended and supplemented as provided in the Indenture.

     (b) SERIES 2002 BONDS. The term "Series 2002 Bonds" shall mean the $95,770,000 principal amount of special obligation bonds of the Lessor designated Special Facilities Revenue Refunding Bonds, Series 2002 (Federal Express Corporation) and issued under Sections 2.07 and 2.08 of the Indenture and the Eighth Supplemental Indenture and in accordance with Section 7.6 of the Lease.

          SECTION 2. TERM OF LEASE. The term of the Lease, including this Seventh Supplemental Lease, shall expire on August 31, 2012 at 11:59 o'clock P.M.; PROVIDED, that the term of the Lease, including this Seventh Supplemental Lease, shall not expire so long as any Bonds remain outstanding under the terms of the Indenture except as provided in subsection A of Section 9.2 of the Lease.

          SECTION 3. RENTAL. Lessee shall pay the rentals reserved to the Lessor under Section 3.3 of the Lease at the time, place and manner set forth therein, which from and after the date of delivery of and payment for the Series 2002 Bonds, in addition to the amounts otherwise payable as of the date hereof under said Section 3.3, shall include (a) an amount equal to the principal of and premium (if any) and interest on the Series 2002 Bonds as and when the same become due and payable by reason of stated maturity or redemption of such Bonds as provided in the Indenture, and (b) all other amounts payable under said
Section 3.3 in connection with the Series 2002 Bonds.

          SECTION 4. PREPAYMENT OF CERTAIN RENTALS. (a) Lessee may prepay the rentals required hereby in accordance with subsections A, B and C of Section 3.4 of the Lease and receive the credits provided therein.

          (b) In the event a judgment or order of a court of competent jurisdiction which is final (either because the time for appeal thereof has expired or because the judgment or order is issued by that court having final appellate jurisdiction over the matter and is not subject to collateral attack), or a determination of the Internal Revenue Service which is final (because the tax has been paid pursuant thereto and the time for filing a claim for refund of such tax has expired) to the effect that the interest paid or payable on any Series 2002 Bond to other than a substantial user of the Special Facility or a related person is or was includable in the gross income of the holder thereof for federal income tax purposes as a result of a failure by the Lessee to observe or perform any covenant or agreement to be observed or performed by it under the Lease or as a result of facts within the control of the Lessee which are contradictory to any representation or warranty made by the Lessee under the Lease, the Lessee shall prepay on the next scheduled rent payment date the entire amount of rent due under subparagraph (b) of Section 3.3 of the Lease and pursuant to Section 3 hereof to effect redemption of the then outstanding Series 2002 Bonds in accordance with the Indenture.

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          SECTION 5. SERIES 2002 BONDS. Lessor shall apply the proceeds of the
Series 2002 Bonds in accordance with the terms of the Eighth Supplemental Indenture, the form, terms and provisions of which the Lessee hereby acknowledges.

          SECTION 6. SPECIAL COVENANTS OF THE LESSEE. The Lessee covenants and agrees with the Lessor that so long as the Series 2002 Bonds are outstanding, it will provide the Lessor with copies of all publicly available reports, notices, financial statements or other documents that the Lessee is required to provide to the Securities and Exchange Commission.

          SECTION 7. TAX COVENANT. The Lessee covenants and agrees that it will comply with the requirements of Section 103 and Sections 141 through 150 of the Internal Revenue Code of 1986, as amended (the "Code"), if and to the extent required to maintain the exclusion of interest on the Series 2002 Bonds from gross income for federal income tax purposes under the Code.

          SECTION 8. LEASE STILL IN EFFECT; PROVISIONS THEREOF APPLICABLE TO THIS SEVENTH SUPPLEMENTAL LEASE. All of the terms, provisions, conditions, covenants and agreements of the Lease shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Seventh Supplemental Lease during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease.

          SECTION 9. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Seventh Supplemental Lease are inserted for convenience of reference only and do not constitute a part of this Seventh Supplemental Lease and shall not affect the meaning, construction, interpretation or effect of this Seventh Supplemental Lease.

          SECTION 10. EFFECTIVENESS OF THIS SEVENTH SUPPLEMENTAL LEASE. This Seventh Supplemental Lease shall become effective upon delivery of and payment for the Series 2002 Bonds.

          SECTION 11. EXECUTION OF COUNTERPARTS. This Seventh Supplemental Lease may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

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          IN WITNESS WHEREOF, MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY and
FEDERAL EXPRESS CORPORATION have caused this Seventh Supplemental Lease to be duly executed as of the date first above written.

                                   MEMPHIS-SHELBY COUNTY AIRPORT
                                    AUTHORITY

                                   By /s/ LARRY D. COX
                                      -----------------------------------------
ATTEST:                               President and Chief Executive Officer

/s/ JERRY L. MCMICHAEL
--------------------------------
Executive Vice President,
 Finance and Administration and
 Secretary/Treasurer


                                   FEDERAL EXPRESS CORPORATION


                                   By /s/ BURNETTA B. WILLIAMS
                                          ------------------------------------
                                   Name:  Burnetta B. Williams
ATTEST:                            Title: Vice President and Assistant Treasurer


/s/ ANDREW M. PAALBORG
--------------------------------
Secretary

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STATE OF TENNESSEE   )
                     ) ss:
COUNTY OF SHELBY     )


          On this 19th day of June, 2002, before me appeared Larry D. Cox, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the President and Chief Executive Officer of the Memphis-Shelby County Airport Authority, and that the seal affixed to the foregoing instrument is the corporate seal of said Authority, and that said instrument was signed and sealed on behalf of said Authority, by authority of its Board of Commissioners and he acknowledged said instrument to be the free act and deed of said Authority.

[SEAL]

                                     /s/ S.M. GARRETT, JR.
                                     -------------------------------------------
                                     Notary Public


                                     My Commission Expires: 11/16/02

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STATE OF TENNESSEE   )
                     ) ss:
COUNTY OF SHELBY     )


          On this 19th day of June, 2002, before me appeared Burnetta B. Williams, to me personally known, who, being by me duly sworn (or affirmed) did say that she is Vice President and Assistant Treasurer of Federal Express Corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said Corporation, and that said instrument was signed and sealed on behalf of said Corporation by authority of its Board of Directors and she acknowledged said instrument to be the free act and deed of said Corporation.

[SEAL]

                                     /s/ JUDITH L. TWELE
                                     -------------------------------------------
                                     Notary Public


                                     My Commission Expires: 2/26/03

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